UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

PTS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-25485 (Commission File Number)	88-0380544 (IRS Employer Identification No.)
3355 Spring Mountain Road, Suite 66 Las Vegas, Nevada (principal executive offices)	89102 (Zip Code)

(702) 797-0189
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

            Effective October 25, 2005, PTS, Inc. (the "Registrant") entered into a retainer agreement with David B. Stocker, Esq. (Stocker) retaining Stocker to assist the Company in obtaining for its currently wholly owned subsidiary, Glove Box, Inc., (GBI) a listing as a non-reporting public company on the Pink Sheets quotation service.  Following the sale of GBI stock, the Registrant will no longer hold all of the outstanding common stock of GBI , it is not possible at this time to determine the percentage portion of GBI that will remain the Registrant. However, PTS, Inc. will retain controlling interest of Glove Box Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2005.	PTS, Inc.

By: /s/ Peter Chin Peter Chin, President